UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22605

Capital Group Emerging Markets Total Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Courtney R. Taylor

Capital Group Emerging Markets Total Opportunities Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Group Emerging Markets Total Opportunities Fund® Annual report for the year ended October 31, 2018

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from the fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the fund’s website (capitalguardian.com/ETOP); you will be notified by mail and provided with a website link to access the report each time a report is posted.

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform the fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive reports in paper will apply to all funds held with the fund’s transfer agent or through your financial intermediary.

Capital Group Emerging Markets Total Opportunities Fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging market equities.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4225, ext. 90.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2018 (the most recent calendar quarter-end):

			Lifetime
	1 year	5 years	(since 1/27/12)

Class F-3 shares*	-4.86%	0.68%	1.14%

*	Class F-3 shares were first offered on September 1, 2017. Class F-3 share results prior to September 1, 2017, are based on the results of the original share class of the fund, which was closed as of September 1, 2017.

The fund’s gross expense ratio is 1.13%, and the net expense ratio is 1.00% for Class F-3 shares as of the prospectus dated January 1, 2019 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment advisor is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least January 1, 2020. The advisor may elect at its discretion to extend, modify or terminate the reimbursement at that time.

This report is for the information of shareholders of Capital Group Emerging Markets Total Opportunities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2018, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investing in emerging markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund prospectus. Investments in emerging markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less-established economies. Individuals investing in emerging markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
2	20 largest holdings
3	15 largest country positions
6	Investment portfolio
15	Financial statements
28	Expense example

Fellow investors:

We’re pleased to present this annual report for Capital Group Emerging Markets Total Opportunities Fund (CGETOP) for the fiscal year ended October 31, 2018. The fund invests in the full spectrum of emerging markets debt and equity securities while seeking to limit the volatility typically associated with investments in the developing world.

The fund declined 7.98% for the 12 months. It held up better than the broad emerging markets equity market, however. The MSCI Emerging Markets Investable Market Index (MSCI EM IMI), which measures the results of the large-, mid- and small-capitalization segments of more than 20 emerging equity markets, dropped 13.03%. The fund’s realized volatility was 7.48%, considerably lower than the 13.99% recorded by the MSCI EM IMI.

Following a very strong rally that stretched from January 2016 to January 2018, emerging markets stocks hit a rough patch starting in February. The combination of a strong U.S. dollar, rising U.S. interest rates and heightened

Unless otherwise indicated, equity returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates, who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

Results at a glance

For periods ended October 31, 2018, with distributions reinvested

	Cumulative	Average annual
	total returns	total returns
	1 year	5 years	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund (Class F-3 shares)[2]	-7.98%	-0.45%	0.72%
MSCI Emerging Markets IMI[3,4]	-13.03	0.66	1.61
J.P. Morgan GBI-EM Global Diversified[3]	-6.58	-2.59	-1.43
J.P. Morgan EMBI Global[3]	-5.27	3.61	4.25
Emerging markets blended market universe[5]	-9.37	0.71	1.63

Realized daily volatility

Annualized standard deviation of daily returns, for periods ended October 31, 20186

	1 year	5 years	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund (Class F-3 shares)[2]	7.48%	8.10%	8.10%
MSCI Emerging Markets IMI[3,4]	13.99	13.48	13.49

[1]	Since 1/27/12.
[2]	Class F-3 shares were first offered on September 1, 2017. Class F-3 share results prior to September 1, 2017, are based on the results of the original share class of the fund, which was closed as of September 1, 2017.
[3]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[4]	Source: MSCI.
[5]	Emerging markets blended market universe combines the MSCI EM IMI, JPM EMBI Global and JPM GBI-EM Global Diversified indexes by weighting their cumulative total returns at 50%, 25% and 25%, respectively. This assumes the blend is rebalanced monthly. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The index is used with permission. The index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, J.P. Morgan Chase & Co. All rights reserved.
[6]	Realized daily volatility is calculated using annualized standard deviation based on a 252-day factor, and is a measure of how returns over time have varied from the mean. A lower number signifies lower volatility.

Capital Group Emerging Markets Total Opportunities Fund	1

20 largest holdings

Percent of net assets as of 10/31/18
Argentina government bonds	4.1%
Turkey government bonds	3.4
Brazil government bonds	3.2
U.S. Treasury bonds	2.8
Pakistan government bonds	2.4
Sri Lanka government bonds	1.9
Mexico government bonds	1.8
Ensco	1.7
América Móvil	1.6
Egypt government bonds	1.6
Samsung Electronics	1.6
British American Tobacco	1.5
Vale	1.4
South Africa government bonds	1.3
AES	1.1
Tata Steel	1.1
ICICI Bank	1.1
Taiwan Semiconductor Manufacturing	1.1
Bahrain government bonds	1.1
Nigeria government bonds	1.1
36.9%

U.S.-China trade frictions battered emerging markets equities. Some localized issues exacerbated volatility, such as political uncertainty and economic turmoil in Turkey and Argentina.

Fixed income returns in emerging markets also disappointed, as U.S. dollar strength roiled emerging debt and currency markets. The J.P. Morgan Emerging Market Bond Index (EMBI) Global, which represents U.S. dollar-denominated debt, fell 5.27%. Local currency sovereign bonds lost value too, as the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified dropped 6.58%.

The fund takes a multi-asset approach to emerging markets investing. By broadening the opportunity set across traditional market and asset class boundaries, the fund seeks to lower volatility and help limit the impact of turbulent markets. The ultimate goal is to achieve equity-like returns with lower volatility than an all-equity portfolio.

This approach offered protection during the recent downturn, as the fund has not declined as much as emerging markets equities or the emerging markets blended market universe.

Market review

Chinese stocks slid for the period, and the renminbi weakened versus the U.S. dollar. Uncertainties over China’s trade dispute with the U.S. and the country’s slowing pace of economic growth hurt investor sentiment. For the 12 months the MSCI China IMI lost 16.81%.

Indian equities were undercut by nonperforming loans in the banking sector and higher fuel prices. The latter added to the country’s deficit. The MSCI India IMI dipped 15.14%. Along with inflationary pressures, these factors overshadowed strong economic growth in the April-to-June period and raised concerns about the economy’s momentum. The rupee fell, trading near record lows against the U.S. dollar.

Brazil was a bright spot, as the MSCI Brazil IMI rose 3.76%. Brazilian stocks zigzagged ahead of October’s presidential election before finishing in positive territory. Jair Bolsonaro, a far-right lawmaker and former army captain, defeated leftist Fernando Haddad in the election runoff. His election marks a dramatic shift for Brazil, a nation led for many years by the left-leaning Workers’ Party.

Turkey and Argentina were in the spotlight in recent months, as higher U.S. dollar rates exposed their vulnerabilities, leading to a sharp deterioration in their currencies and asset prices. In Turkey, concerns mounted over its economic policies, high levels of corporate U.S. dollar debt and rising inflation. As the turmoil worsened, the central bank sharply hiked the benchmark interest rate in an attempt to shore up investor confidence and stem the collapse of the country’s currency. In Argentina, the peso plummeted amid an escalating fiscal crisis that led the government to ask the International Monetary Fund (IMF) to accelerate funding of an agreed bailout package.

Portfolio review

Our strategy takes a highly selective approach that is diversified across more than 50 countries, with key positions in China/Hong Kong, Brazil, India and Argentina. The mandate also held a 7.0% position in U.S.-domiciled companies that derive significant economic exposure from emerging markets. At the close of the fiscal year, the portfolio held 47.3% of net assets in equities, 41.5% in bonds, and 11.2% in cash and cash equivalents. The

2	Capital Group Emerging Markets Total Opportunities Fund

Asset mix (percent of net assets)	as of October 31, 2018

Top 5 equity sectors	Percent of net assets
Financials	7.8%
Materials	7.7
Consumer discretionary	7.0
Communication services	4.9
Information technology	3.9

15 largest country positions

	Percent of net assets as of 10/31/18
	Equity securities	Bonds, notes & other debt instruments	Total
China (including Hong Kong)	8.1%	2.5%	10.6%
Brazil	4.1	4.1	8.2
United States*	4.2	2.8	7.0
India	5.9	0.7	6.6
Argentina	0.1	4.1	4.2
Mexico	1.6	2.6	4.2
Turkey	0.3	3.4	3.7
South Africa	1.5	1.7	3.2
Russian Federation	3.1	0.1	3.2
South Korea	2.5	0.3	2.8
Islamic Republic of Pakistan	—	2.4	2.4
Indonesia	1.4	0.8	2.2
Taiwan	2.2	—	2.2
United Kingdom*	1.9	—	1.9
Sri Lanka	—	1.9	1.9
	36.9%	27.4%	64.3%

*	Includes investments in companies listed in developed markets that have significant operations in emerging markets.

Capital Group Emerging Markets Total Opportunities Fund	3

mandate’s diversified asset mix is not a top-down decision. It is driven by the manager’s bottom-up approach and fundamental company-by-company research in pursuit of the fund’s objective.

Several bonds issued by Argentina’s government faltered amid the nation’s growing fiscal problems. Holdings of local currency government bonds and government issued inflation-linked bonds both detracted from returns. Among equities, Loma Negra, an Argentine maker of cement and concrete, also declined.

British American Tobacco slid on regulatory headwinds and slowing tobacco volume. However, it remained a solid dividend payer.

Shares of Chinese drug producer Shanghai Fosun Pharmaceutical detracted from returns. The company was swept up by a broad selloff in the Chinese health care sector, largely triggered by concerns of enhanced regulatory scrutiny following news of vaccines sold that didn’t meet government standards.

Taiwan-based chipmaker Taiwan Semiconductor Manufacturing detracted marginally from results. The industry giant is the main manufacturer for iPhone and iPad chips as it continues to innovate ahead of the competition.

Overall, energy holdings helped the fund’s results. Offshore rig operator Ensco, based in the U.K., was a top contributor to returns. As U.S. shale is experiencing bottlenecks and reduced productivity, offshore oil is becoming cheaper to produce, which should support Ensco further. Petroleo Brasileiro, a Brazilian energy company, rallied sharply on higher oil prices, a stronger balance sheet and better corporate governance. Petroleo Brasilerio was sold from the portfolio.

Brazilian miner Vale advanced, as investors felt that demand for iron ore would rise.

Latin American e-commerce giant MercadoLibre gained on solid results in sales and profits.

The utilities sector overall contributed to returns, with AES leading the way. The U.S.-based power company distributes electricity to several countries.

In a challenging environment for financial markets, the fund’s cash position helped mitigate volatility. Managing currency risk by hedging some local currency exposure into U.S. dollars helped results.

Outlook

Emerging markets have been volatile due to a rally in the U.S. dollar, global trade disputes and tightening monetary policy in developed markets. Historically, long periods of dollar strength have been a headwind for emerging markets, especially in cases where countries have relied on dollar-denominated debt for financing needs.

Despite macro uncertainty, corporate fundamentals in developing countries remain favorable. In aggregate, profits for emerging markets companies are projected to grow by double digits this year and in 2019. Cash flows are improving and debt levels are decreasing, while valuations for emerging markets remain attractive. While volatility is likely to continue in the near future, longer term trends such as the growth of mobile commerce, an expanding consumer class in Asia and increasing smartphone usage look sustainable.

Emerging market debt valuations remain reasonable. On the whole, U.S. dollar debt looks fairly valued. Policy tightening in the U.S. and China is a key risk, but many developing countries are at different stages in the monetary cycle and have room to react. While financial conditions overall are likely to become less accommodative, strong growth in key markets provides a favorable backdrop for emerging markets. Despite significant appreciation in 2017, emerging market currencies mostly appear fairly valued or undervalued versus the U.S. dollar, particularly after the weakness in the first half of 2018.

Overall, managers are closely monitoring near-term risks that may create overlooked opportunities if the broader market takes a blanket macro view of the entire asset class, region or country. This is especially the case for active managers with a deep research base who can assess whether current price-to-earnings ratios, spreads and currency levels for individual markets carry enough premium to compensate for the risks.

We continue to believe that the emerging markets universe offers a wide range of compelling long-term investment opportunities. We look forward to reporting to you again in six months.

Sincerely,

John S. Armour

President

December 18, 2018

4	Capital Group Emerging Markets Total Opportunities Fund

The value of a $25,000 investment

How a $25,000 investment has grown

(for the period January 27, 2012, to October 31, 2018, with all distributions reinvested)

Average annual total returns based on a $1,000 investment (periods ended October 31, 2018)

	1 year	5 years	Lifetime (since 1/27/12)

Class F-3 shares[5]	-7.98%	-0.45%	0.72%

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

[1]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[2]	Source: MSCI.
[3]	Emerging markets blended market universe combines the MSCI EM IMI, JPM EMBI Global and JPM GBI-EM Global Diversified indexes by weighting their cumulative total returns at 50%, 25% and 25%, respectively. This assumes the blend is rebalanced monthly.
[4]	Results are calculated with all distributions, if any, reinvested.
[5]	Class F-3 shares were first offered on September 1, 2017. Class F-3 share results prior to September 1, 2017, are based on the results of the original share class of the fund, which was closed as of September 1, 2017.
[6]	As of January 27, 2012, commencement of fund operations.

Results are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4225, ext. 90.

Capital Group Emerging Markets Total Opportunities Fund	5

Investment portfolio October 31, 2018

Industry sector diversification	Percent of net assets

Common stocks 46.69%	Shares	Value (000)
Asia-Pacific 22.00%
China 4.48%
AAC Technologies Holdings Inc.	9,000	$68
Alibaba Group Holding Ltd. (ADR)[1]	2,800	398
Bank of China Ltd., Class H	742,000	316
China Unicom (Hong Kong) Ltd.	102,000	106
Ctrip.com International, Ltd. (ADR)[1]	11,800	393
Huazhu Group Ltd. (ADR)	1,000	26
Hutchison China MediTech Ltd. (ADR)[1]	8,012	263
IMAX China Holding, Inc.	58,270	136
Jiangsu Hengrui Medicine Co., Ltd., Class A	7,000	62
Longfor Group Holdings Ltd.	196,000	476
Midea Group Co., Ltd., Class A	46,500	247
Ping An Insurance (Group) Co. of China, Ltd., Class H	6,500	61
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H	44,500	133
Shanghai Pharmaceutical (Group) Co., Ltd., Class H	39,200	87
Tencent Holdings Ltd.	3,100	105
		2,877

Hong Kong 3.61%
AIA Group Ltd.	50,500	382
Chow Sang Sang Holdings International Ltd.	124,000	201
CK Asset Holdings Ltd.	17,000	110
Galaxy Entertainment Group Ltd.	90,000	487
Hong Kong Exchanges and Clearing Ltd.	1,100	29
Sands China Ltd.	147,600	582
WH Group Limited	751,500	526
		2,317

India 5.28%
Adani Ports & Special Economic Zone Ltd.	7,000	30
Bharti Airtel Ltd.	39,571	156
Godrej Consumer Products Ltd.	7,800	76
HDFC Bank Ltd.	3,316	86
HDFC Bank Ltd. (ADR)	1,200	107
Housing Development Finance Corp. Ltd.	3,798	91
ICICI Bank Ltd.	148,182	711
IndusInd Bank Ltd.	2,806	54
Info Edge (India) Ltd.	27,957	597
Kotak Mahindra Bank Ltd.	5,000	76
Lupin Ltd.	18,781	225
Maruti Suzuki India Ltd.	450	40

6	Capital Group Emerging Markets Total Opportunities Fund

	Shares	Value (000)
Piramal Enterprises Ltd.	3,500	$103
Steel Authority of India Ltd.[1]	344,257	300
Tata Steel Ltd.	97,985	734
		3,386

Indonesia 1.42%
Astra International Tbk PT	189,400	99
Bank Central Asia Tbk PT	311,100	484
Matahari Department Store Tbk PT	197,100	63
PT Surya Citra Media Tbk	1,299,300	134
Semen Indonesia (Persero) Tbk PT	218,600	129
		909

Japan 0.04%
Kansai Paint Co., Ltd.	1,700	25

Philippines 0.83%
Bank of the Philippine Islands	146,218	225
Bloomberry Resorts Corp.	1,962,473	308
		533

Singapore 1.50%
City Developments Ltd.	63,492	363
DBS Group Holdings Ltd	20,100	340
Oversea-Chinese Banking Corp. Ltd.	33,344	259
		962

South Korea 2.48%
Hyundai Motor Co.	4,292	401
Hyundai Motor Co., Series 2	2,979	185
Samsung Electronics Co., Ltd.	27,097	1,008
		1,594

Taiwan 2.15%
CTCI Corp. (Taiwan)	299,000	422
MediaTek Inc.	34,000	250
Taiwan Semiconductor Manufacturing Co., Ltd.	94,000	711
		1,383

Vietnam 0.21%
Vinhomes JSC[1,2]	46,225	133

Total Asia-Pacific		14,119

Other markets 11.26%
Australia 0.98%
Newcrest Mining Ltd.	42,896	626

Canada 1.45%
Barrick Gold Corp.	55,000	691
Nutrien Ltd. (CAD denominated)	4,480	237
		928

Denmark 0.94%
Carlsberg A/S, Class B	5,468	603

Germany 0.11%
Hapag-Lloyd AG	2,002	74

Netherlands 0.10%
ASML Holding NV	370	63

Capital Group Emerging Markets Total Opportunities Fund	7

Common stocks (continued)	Shares	Value (000)
Other markets (continued)
Norway 1.00%
BW LPG Ltd.[1]	135,448	$641

Sweden 0.08%
Epiroc AB, Class B1	6,244	52

Switzerland 0.43%
LafargeHolcim Ltd.	5,989	277

United Kingdom 1.93%
British American Tobacco PLC	21,500	932
PZ Cussons PLC	98,100	275
Spirax-Sarco Engineering PLC	400	33
		1,240

United States 4.24%
AES Corp.	50,400	735
Broadcom Inc.	1,700	380
Ensco PLC, Class A	148,700	1,062
MercadoLibre, Inc.	1,290	418
Weatherford International PLC[1]	92,800	125
		2,720

Total Other markets		7,224

Latin America 6.66%
Argentina 0.10%
Loma Negra Compania Industrial Argentina SA (ADR)[1]	7,000	63

Brazil 4.14%
CCR SA, ordinary nominative	194,874	574
Hypera SA, ordinary nominative	43,400	347
IRB Brasil Resseguros SA	7,370	144
Lojas Americanas SA, ordinary nominative	21,600	81
Lojas Americanas SA, preferred nominative	54,200	274
Nexa Resources SA	39,188	437
OdontoPrev SA, ordinary nominative	14,200	51
Vale SA, ordinary nominative (ADR)	49,874	753
		2,661

Chile 0.78%
Enel Américas SA (ADR)	42,214	333
Inversiones La Construcción SA	11,070	166
		499

Mexico 1.64%
América Móvil, SAB de CV, Series L (ADR)	73,200	1,054

Total Latin America		4,277

Eastern Europe and Middle East 5.25%
Czech Republic 0.17%
MONETA Money Bank, AS, non-registered shares	33,555	111

Romania 0.15%
OMV Petrom SA	1,004,319	95

Russian Federation 3.08%
Alrosa PJSC	448,905	681
Detsky Mir PJSC	191,210	260
Global Ports Investments PLC (GDR)[1]	69,147	171
Globaltrans Investment PLC (GDR)	5,248	51
Sberbank of Russia PJSC (ADR)	13,800	163

8	Capital Group Emerging Markets Total Opportunities Fund

	Shares		Value (000)
TCS Group Holding PLC (GDR)[3]		15,700	$261
TCS Group Holding PLC (GDR)		1,700	28
Yandex NV, Class A1		11,900	359
			1,974

Turkey 0.31%
Akbank TAS		165,655	196

United Arab Emirates 1.54%
DP World Ltd.		37,858	681
First Abu Dhabi Bank PJSC, non-registered shares		82,216	309
			990

Total Eastern Europe and Middle East			3,366

Africa 1.52%
South Africa 1.52%
Discovery Ltd.		39,854	427
Naspers Ltd., Class N		2,729	480
Shoprite Holdings Ltd.		5,500	67
			974

Total common stocks (cost: $30,573,000)			29,960

Convertible stocks 0.66%
Asia-Pacific 0.66%
India 0.66%
Piramal Enterprises Ltd., convertible debenture, 7.80% 2019[2]		373	425

Total convertible stocks (cost: $618,000)			425

Convertible bonds 0.01%	Principal amount (000)
Other markets 0.01%
United States 0.01%
Cobalt International Energy, Inc., convertible notes, 2.625% 2019[4]		$332	2
Cobalt International Energy, Inc., convertible notes, 3.125% 2024[4]		1,113	4
			6

Total convertible bonds (cost: $836,000)			6

Bonds, notes & other debt instruments 41.47%
Latin America 15.65%
Argentina 4.12%
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 42.819% 2020[5]	ARS	13,417	434
Argentine Republic 2.50% 2021[6]		7,847	194
Argentine Republic 6.875% 2021		$715	687
Argentine Republic 3.375% 2023		€230	219
Argentine Republic 4.625% 2023		$372	317
Argentine Republic 16.00% 2023	ARS	2,157	54
Argentine Republic 7.50% 2026		$838	738
			2,643

Brazil 4.08%
Brazil (Federative Republic of) 6.00% 2022[6]	BRL	400	111
Brazil (Federative Republic of) 6.00% 2024[6]		433	122
Brazil (Federative Republic of) 10.00% 2025		300	82
Brazil (Federative Republic of) 10.00% 2027		350	94
Brazil (Federative Republic of) 6.00% 2028[6]		1,922	553
Brazil (Federative Republic of) 6.00% 2050[6]		3,652	1,083
Cemig Geração e Transmissão SA 9.25% 2024		$200	214
Cemig Geração e Transmissão SA 9.25% 2024[3]		105	112
Odebrecht Drilling Norbe 6.72% 2022[3,7]		47	45

Capital Group Emerging Markets Total Opportunities Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Latin America (continued)
Brazil (continued)
Odebrecht Drilling Norbe 7.72% 2026 (87.05% PIK)[3,7,8]		$154	$48
Odebrecht Drilling Norbe 0% 2049[3]		70	2
Vale SA 6.25% 2026		144	154
			2,620

Colombia 0.77%
Colombia (Republic of) 4.00% 2024		200	198
Colombia (Republic of), Series B, 7.00% 2032	COP	310,000	92
Ecopetrol SA 5.375% 2026		$159	161
Emgesa SA ESP 8.75% 2021	COP	125,000	41
			492

Dominican Republic 0.47%
Dominican Republic 6.875% 2026[3]		$100	105
Dominican Republic 5.95% 2027[3]		100	100
Dominican Republic 5.95% 2027		100	100
			305

Guatemala 0.29%
Guatemala (Republic of) 4.50% 2026		200	184

Mexico 2.62%
BBVA Bancomer SA 6.50% 2021		150	155
Petróleos Mexicanos 7.47% 2026	MXN	6,600	263
Red de Carreteras de Occidente 9.00% 2028[7]		2,100	97
United Mexican States 4.50% 2025[6]		1,535	77
United Mexican States, Series M, 8.00% 2020		2,890	141
United Mexican States, Series M, 8.00% 2023		2,800	134
United Mexican States, Series M20, 10.00% 2024		14,400	752
United Mexican States, Series M, 5.75% 2026		1,510	62
			1,681

Panama 1.24%
ENA Norte Trust 4.95% 2028[7]		$221	220
Panama (Republic of) 7.125% 2026		200	235
Panama (Republic of) 4.50% 2047[7]		360	338
			793

Paraguay 0.99%
Paraguay (Republic of) 4.70% 2027		350	344
Paraguay (Republic of) 5.60% 2048[3]		305	293
			637

Peru 0.65%
Banco de Crédito del Perú 6.875% 2026 (3-month USD-LIBOR + 6.875% on 9/16/2021)[9]		229	241
Peru (Republic of) 6.15% 2032	PEN	600	178
			419

Uruguay 0.42%
Uruguay (Oriental Republic of) 9.875% 2022	UYU	3,700	111
Uruguay (Oriental Republic of) 4.25% 2027[6,7]		4,885	160
			271

Total Latin America			10,045

Asia-Pacific 9.08%
China 2.51%
Bank of China Ltd. 1.875% 2019[7]		$200	197
China Development Bank (3-month USD-LIBOR + 0.55%) 2.873% 2020[5]		355	355
Export-Import Bank of China (3-month USD-LIBOR + 0.60%) 2.927% 2020[3,5]		480	480
Industrial and Commercial Bank of China Ltd. 3.231% 2019		350	349
State Grid Overseas Investment Ltd. 2.75% 2019		230	229
			1,610

10	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)		Value (000)
India 0.68%
India (Republic of) 8.60% 2028	INR	30,750	$434

Indonesia 0.79%
Indonesia (Republic of) 4.125% 2025[3]		$525	506

Islamic Republic of Pakistan 2.38%
Pakistan (Islamic Republic of) 6.75% 2019		928	933
Pakistan (Islamic Republic of) 7.25% 2019		400	402
Pakistan (Islamic Republic of) 5.50% 2021[3]		200	195
			1,530
Malaysia 0.10%
Malaysia (Federation of), Series 0513, 3.733% 2028	MYR	280	65

South Korea 0.31%
KT Corp. 2.625% 2019		$200	199

Sri Lanka 1.86%
Sri Lanka (Democratic Socialist Republic of) 6.00% 2019		550	545
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026		525	473
Sri Lanka (Democratic Socialist Republic of) 6.75% 2028		200	177
			1,195

Thailand 0.45%
Bangkok Bank PCL 4.05% 2024[3]		225	224
Thailand (Kingdom of) 2.125% 2026	THB	2,200	64
			288

Total Asia-Pacific			5,827

Eastern Europe and Middle East 7.31%
Armenia 0.32%
Armenia (Republic of) 6.00% 2020		$200	202

Bahrain 1.10%
Bahrain (Kingdom of) 7.00% 2028		720	705

Hungary 0.57%
Hungary 5.75% 2023		340	365

Kingdom of Saudi Arabia 0.55%
Saudi Arabia (Kingdom of) 3.25% 2026[3]		385	356

Poland 0.10%
Polish Government, Series 0428, 2.75% 2028	PLN	250	63

Romania 0.85%
Romania 5.95% 2021	RON	2,170	548

Russian Federation 0.11%
Russian Federation 7.05% 2028	RUB	4,900	68

Turkey 3.42%
Turkey (Republic of) 7.00% 2019		$100	101
Turkey (Republic of) 3.00% 2022[6]	TRY	1,280	226
Turkey (Republic of) 9.50% 2022		550	73
Turkey (Republic of) 11.00% 2022		800	112

Capital Group Emerging Markets Total Opportunities Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Eastern Europe and Middle East (continued)
Turkey (continued)
Turkey (Republic of) 7.10% 2023	TRY	7,400	$864
Turkey (Republic of) 7.375% 2025		$110	109
Turkey (Republic of) 4.25% 2026		400	330
Turkey (Republic of) 6.00% 2027		250	226
Turkey (Republic of) 5.75% 2047		200	152
			2,193
Ukraine 0.29%
Ukraine Government 7.75% 2024		200	188

Total Eastern Europe and Middle East			4,688

Africa 6.15%
Egypt 1.58%
Egypt (Arab Republic of) 17.20% 2023	EGP	700	38
Egypt (Arab Republic of) 15.90% 2024		5,190	267
Egypt (Arab Republic of) 18.40% 2024		5,415	304
Egypt (Arab Republic of) 4.75% 2026		€378	402
			1,011
Federal Republic of Nigeria 1.09%
Nigeria (Republic of) 14.50% 2021	NGN	204,570	555
Nigeria (Republic of) 16.288% 2027		50,900	146
			701

Ghana 0.16%
Ghana (Republic of) 24.75% 2021	GHS	450	104

Republic of Kenya 0.86%
Kenya (Republic of) 5.875% 2019		$550	554

South Africa 1.67%
Myriad International Holdings 5.50% 2025		200	205
South Africa (Republic of) 8.50% 2037	ZAR	1,700	100
South Africa (Republic of), Series R-2023, 7.75% 2023		920	60
South Africa (Republic of), Series R-186, 10.50% 2026		8,830	635
South Africa (Republic of), Series R-209, 6.25% 2036		1,457	68
			1,068

Tunisia 0.79%
Banque Centrale de Tunisie 6.75% 2023		€455	508

Total Africa			3,946

Other markets 3.28%
Netherlands 0.31%
IHS Netherlands Holdco BV 9.50% 2021		$200	202

Switzerland 0.21%
Transocean Inc. 6.125% 2025[3,7]		135	135

United States 2.76%
U.S. Treasury Inflation-Protected Security 0.125% 2020[6]		724	712
U.S. Treasury Inflation-Protected Security 0.125% 2022[6]		1,094	1,057
			1,769

Total other markets			2,106
Total bonds, notes & other debt instruments (cost: $28,434,000)			26,612

12	Capital Group Emerging Markets Total Opportunities Fund

Short-term securities 10.31%	Principal amount (000)		Value (000)
Province of Alberta 2.19% due 11/1/2018[3]		$1,000	$1,000
Argentinian Treasury Bills (0.77%)–1.13% due 2/28/2019–4/30/2019	ARS	36,799	1,071
Argentinian Treasury Bill 4.66% due 11/30/2018		$417	416
BNP Paribas, New York Branch 2.16% due 11/1/2018		1,150	1,150
Egyptian Treasury Bills 14.83%–17.40% due 11/20/2018–3/26/2019	EGP	9,625	510
Federal Home Loan Bank 2.17%–2.18% due 11/2/2018–11/14/2018		$1,400	1,399
Nigerian Treasury Bills 11.56% due 1/31/2019	NGN	25,000	67
Tennessee Valley Authority 2.20% due 11/6/2018		$1,000	1,000

Total short-term securities (cost: $6,559,000)			6,613
Total investment securities 99.14% (cost: $67,020,000)			63,616
Other assets less liabilities 0.86%			553

Net assets 100.00%			64,169

Forward currency contracts

				Unrealized
Contract amount				appreciation
				(depreciation)
Purchases	Sales			at 10/31/2018
(000)	(000)	Counterparty	Settlement date	(000)
USD211	EUR181	Goldman Sachs	11/5/2018	$6
EUR181	USD205	Goldman Sachs	11/5/2018	—	[10]
USD395	MXN7,539	Bank of America, N.A.	11/9/2018	24
USD473	RON1,921	Bank of America, N.A.	11/9/2018	6
USD224	IDR3,435,303	JPMorgan Chase	11/15/2018	(2)
USD90	KRW101,978	JPMorgan Chase	11/16/2018	—	[10]
USD168	TWD5,221	JPMorgan Chase	11/16/2018	—	[10]
USD182	ZAR2,679	Bank of America, N.A.	11/16/2018	—	[10]
USD61	ZAR896	Bank of America, N.A.	11/16/2018	—	[10]
USD732	KRW825,230	JPMorgan Chase	11/19/2018	7
USD302	BRL1,126	Goldman Sachs	11/19/2018	—	[10]
TRY2,027	USD351	JPMorgan Chase	11/21/2018	7
USD582	GBP447	Citibank	11/26/2018	10
USD321	CNH2,236	JPMorgan Chase	11/26/2018	2
USD472	INR34,970	JPMorgan Chase	11/28/2018	1
USD1,536	CNH10,723	Citibank	12/3/2018	1
USD208	EUR183	Goldman Sachs	12/3/2018	—	[10]
USD669	BRL2,735	Goldman Sachs	12/21/2018	(63)
USD675	BRL2,762	JPMorgan Chase	12/21/2018	(64)
BRL187	USD50	Goldman Sachs	1/8/2019	—	[10]
USD46	BRL187	Goldman Sachs	1/8/2019	(3)
USD541	BRL2,116	Citibank	10/2/2019	(11)
USD171	CNY1,205	Bank of America, N.A.	10/11/2019	(2)
USD812	CNY5,720	Goldman Sachs	10/11/2019	(9)
				$(90)

Capital Group Emerging Markets Total Opportunities Fund	13

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $558,000, which represented .87% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,862,000, which represented 6.02% of the net assets of the fund.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Coupon rate may change periodically.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[9]	Step bond; coupon rate may change at a later date.
[10]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

ARS = Argentine pesos

BRL = Brazilian reais

CAD = Canadian dollars

CNH = Chinese yuan renminbi

CNY = Chinese yuan renminbi

COP = Colombian pesos

EGP = Egyptian pounds

EUR/€ = Euros

GBP = British pounds

GDR = Global Depositary Receipts

GHS = Ghanaian cedi

IDR = Indonesian rupiah

INR = Indian rupees

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NGN = Nigerian naira

PEN = Peruvian nuevos soles

PLN = Polish zloty

RON = Romanian leu

RUB = Russian rubles

THB = Thai baht

TRY = Turkish lira

TWD = New Taiwan dollars

USD/$ = U.S. dollars

UYU = Uruguayan pesos

ZAR = South African rand

See notes to financial statements

14	Capital Group Emerging Markets Total Opportunities Fund

Financial statements

Statement of assets and liabilities at October 31, 2018
	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $67,020)		$63,616
Cash		17
Cash denominated in currencies other than U.S. dollars (cost: $377)		374
Unrealized appreciation on open forward currency contracts		64
Receivables for:
Sales of investments	$307
Closed forward currency contracts	92
Dividends and interest	534
Services provided by related parties	51
Other	2	986
		65,057
Liabilities:
Unrealized depreciation on open forward currency contracts		154
Payables for:
Purchases of investments	628
Repurchases of fund’s shares	7
Closed forward currency contracts	9
Investment advisory services	46
Services provided by related parties	3
Trustees’ deferred compensation	2
Non-U.S. taxes	5
Other	34	734
Net assets at October 31, 2018		$64,169

Net assets consist of:
Capital paid in on shares of beneficial interest		$88,121
Total accumulated loss		(23,952)
Net assets at October 31, 2018		$64,169

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (6,141 total shares outstanding)

		Shares	Net asset
	Net assets	outstanding	value per share
Class F-2	$9	1	$10.44
Class F-3	55,588	5,320	10.45
Class R-6	8,572	820	10.45

See notes to financial statements

Capital Group Emerging Markets Total Opportunities Fund	15

Statement of operations for the year ended October 31, 2018
	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $31)	$3,698
Dividends (net of non-U.S. taxes of $95)	1,136	$4,834
Fees and expenses*:
Investment advisory services	911
Transfer agent services	5
Administrative services	54
Reports to shareholders	14
Registration statement and prospectus	57
Trustees’ compensation	9
Auditing and legal	68
Custodian	46
Other	48
Total fees and expenses before reimbursements	1,212
Less reimbursements of fees and expenses:
Miscellaneous fee	136
Transfer agent services fee	— †
Total fees and expenses after reimbursements		1,076
Net investment income		3,758

Net realized loss and unrealized depreciation:
Net realized loss on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $66)	(1,359)
Forward currency contracts	(10)
Currency transactions	(273)	(1,642)
Net unrealized depreciation on:
Investments in unaffiliated issuers	(8,324)
Forward currency contracts	(18)
Currency translations	(13)	(8,355)
Net realized loss and unrealized depreciation		(9,997)
Net decrease in net assets resulting from operations		$(6,239)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

Statements of changes in net assets

(dollars in thousands)

	Year ended October 31
	2018	2017
Operations:
Net investment income	$3,758	$6,556
Net realized loss	(1,642)	(3,007)
Net unrealized (depreciation) appreciation	(8,355)	15,841
Net (decrease) increase in net assets resulting from operations	(6,239)	19,390

Distributions paid to shareholders	(6,366)	—

Net capital share transactions	(66,865)	(64,420)

Total decrease in net assets	(79,470)	(45,030)

Net assets:
Beginning of year	143,639	188,669
End of year	$64,169	$143,639

See notes to financial statements

16	Capital Group Emerging Markets Total Opportunities Fund

Notes to financial statements

1. Organization

Capital Group Emerging Markets Total Opportunities Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging market equities.

The fund has three share classes consisting of two retail share classes (Classes F-2 and F-3), and one retirement plan share class (Class R-6). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes F-2 and F-3	None	None	None
Class R-6	None	None	None

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Guardian Trust Company (“CGTC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Capital Group Emerging Markets Total Opportunities Fund	17

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

18	Capital Group Emerging Markets Total Opportunities Fund

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Asia-Pacific	$13,986	$133	$—	$14,119
Other markets	7,224	—	—	7,224
Latin America	4,277	—	—	4,277
Eastern Europe and Middle East	3,366	—	—	3,366
Africa	974	—	—	974
Convertible stocks	—	425	—	425
Convertible bonds	—	6	—	6
Bonds, notes & other debt instruments
Latin America	—	10,045	—	10,045
Asia-Pacific	—	5,827	—	5,827
Eastern Europe and Middle East	—	4,688	—	4,688
Africa	—	3,946	—	3,946
Other markets	—	2,106	—	2,106
Short-term securities	—	6,613	—	6,613
Total	$29,827	$33,789	$—	$63,616

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$64	$—	$64
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(154)	—	(154)
Total	$—	$(90)	$—	$(90)

*	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Capital Group Emerging Markets Total Opportunities Fund	19

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

20	Capital Group Emerging Markets Total Opportunities Fund

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $9,917,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, October 31, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$64	Unrealized depreciation on open forward currency contracts	$154
Forward currency	Currency	Receivables for closed forward currency contracts	92	Payables for closed forward currency contracts	9
			$156		$163

		Net realized loss		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(10)	Net unrealized depreciation on forward currency contracts	$(18)

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

Capital Group Emerging Markets Total Opportunities Fund	21

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2018, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$31	$(2)	$—	$—	$29
Citibank	11	(11)	—	—	—
Goldman Sachs	6	(6)	—	—	—
JPMorgan Chase	108	(75)	—	—	33
Total	$156	$(94)	$—	$—	$62

Liabilities:
Bank of America, N.A.	$2	$(2)	$—	$—	$—
Citibank	11	(11)	—	—	—
Goldman Sachs	75	(6)	—	—	69
JPMorgan Chase	75	(75)	—	—	—
Total	$163	$(94)	$—	$—	$69

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

22	Capital Group Emerging Markets Total Opportunities Fund

As of October 31, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$1,503
Capital loss carryforward*	(22,250)
Gross unrealized appreciation on investments	5,198
Gross unrealized depreciation on investments	(8,315)
Net unrealized depreciation on investments	(3,117)
Cost of investments	66,643

*	Reflects the utilization of capital loss carryforward of $443,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

No distributions were paid to shareholders during the year ended October 31, 2017. Distributions paid during the year ended October 31, 2018, were characterized for tax purposes as follows (dollars in thousands):

	Total
	distributions
Share class	paid
Class F-2	$—	*
Class F-3	3,717
Class R-6	2,649
Total	$6,366

*	Amount less than one thousand.

7. Fees and transactions with related parties

CGTC is the fund’s investment adviser. American Funds Distributors,® Inc. (“AFD”), the fund’s principal underwriter, and American Funds Service Company® (“AFS”), the fund’s transfer agent are affiliated with CGTC. CGTC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CGTC that provides for monthly fees accrued daily. For the year ended October 31, 2018, the investment advisory services fee was $911,000, which was equivalent to an annualized rate of 0.850% of average daily net assets.

Miscellaneous fee reimbursement — CGTC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund. This reimbursement will be in effect through at least January 1, 2020. At its discretion, the adviser may elect to extend, modify or terminate the reimbursement. Fees and expenses in the statement of operations are presented gross of the reimbursement from CGTC. The amount reimbursed by CGTC is reflected as a reimbursement of miscellaneous fees and expenses.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — American Funds Distributors®, Inc. (“AFD”), an affiliate of CGTC, is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CGTC under which the fund compensates CGTC for providing administrative services to Class F-2,F-3 and R-6 shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class F-2,F-3 and R-6 shares pay an annual fee of 0.05% of their respective average daily net assets.

Capital Group Emerging Markets Total Opportunities Fund	23

For the year ended October 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

	Transfer agent		Administrative
Share class	services		services
Class F-2	$—	*	$—	*
Class F-3	4		35
Class R-6	1		19
Total class-specific expenses	$5		$54

*	Amount less than one thousand.

Miscellaneous fee reimbursements — CGTC reimbursed a portion of the fund’s fees and expenses. For the year ended October 31, 2018, the total fees reimbursed by CGTC were as follows (dollars in thousands):

Share class
Class F-2	$—	*
Class F-3	118
Class R-6	18
Total reimbursements	$136

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CGTC, AFD, and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CGTC (or funds managed by certain affiliates or CGTC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CGTC-managed funds (or funds managed by certain affiliates of CGTC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2018.

24	Capital Group Emerging Markets Total Opportunities Fund

8. Committed line of credit

The fund participates with other funds managed by CGTC (or funds managed by certain affiliates of CGTC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended October 31, 2018.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2018

Class F-2	$—	—	$—	—	$—	—	$—	—
Class F-3	2,153	196	3,608	310	(26,752)	(2,341)	(20,991)	(1,835)
Class R-6	5,030	429	2,649	227	(53,553)	(4,771)	(45,874)	(4,115)
Total net increase (decrease)	$7,183	625	$6,257	537	$(80,305)	(7,112)	$(66,865)	(5,950)

Year ended October 31, 2017

Class M2	$12,717	1,159	$—	—	$(219,756)	(18,997)	$(207,039)	(17,838)
Class F-2[3]	10	1	—	—	—	—	10	1
Class F-3[3]	93,984	7,965	—	—	(9,608)	(810)	84,376	7,155
Class R-6[3]	100,468	8,517	—	—	(42,235)	(3,582)	58,233	4,935
Total net increase (decrease)	$207,179	17,642	$—	—	$(271,599)	(23,389)	$(64,420)	(5,747)

[1]	Includes exchanges between share classes of the fund.
[2]	Class M, the legacy share class, was fully liquidated on September 1, 2017. All existing shares were converted to either Class F-3 or R-6 shares.
[3]	Class F-2, F-3 and R-6 shares began investment operations on September 1, 2017.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $48,449,000 and $106,911,000, respectively, during the year ended October 31, 2018.

Capital Group Emerging Markets Total Opportunities Fund	25

Financial highlights

		(Loss) income from investment operations[1]
			Net (losses)
			gains on									Ratio of		Ratio of
	Net asset		securities			Dividends	Net asset					expenses		expenses		Ratio of
	value,	Net	(both		Total from	(from net	value,			Net assets,		to average net		to average net		net income
	beginning	investment	realized and		investment	investment	end	Total		end of period		assets before		assets after		to average
Period ended	of period	income	unrealized)		operations	income)	of period	return[2]		(in millions)		reimbursements		reimbursements[2]		net assets[2]
Class F-2:
10/31/2018	$11.88	$.41	$(1.31)		$(.90)	$(.54)	$10.44	(8.08)%[3]		$—	[4]	1.41%[3]		1.08%[3]		3.58%[3]
10/31/2017[5,6]	11.80	.08	—	[7]	.08	—	11.88	.68	[3,8]	—	[4]	.21	[3,8]	.18	[3,8]	.68	[3,8]
Class F-3:
10/31/2018	11.88	.41	(1.30)		(.89)	(.54)	10.45	(7.98)		56		1.15		.98		3.61
10/31/2017[5,6]	11.80	.08	—	[7]	.08	—	11.88	.68	[8]	85		.19	[8]	.16	[8]	.70	[8]
Class R-6:
10/31/2018	11.88	.39	(1.28)		(.89)	(.54)	10.45	(7.97)		8		1.10		1.05		3.32
10/31/2017[5,6]	11.80	.08	—	[7]	.08	—	11.88	.68	[8]	59		.20	[8]	.16	[8]	.70	[8]

	Year ended October 31
	2018	2017
Portfolio turnover rate for all share classes	56%	61%

[1]	Based on average shares outstanding.
[2]	This column reflects the impact, if any, of certain reimbursements from CGTC. During the periods shown, CGTC reimbursed a portion of miscellaneous fees and expenses. In addition, during one of the years shown, CGTC reimbursed a portion of the fund’s transfer agent fees.
[3]	All or a significant portion of assets in this class consisted of seed capital invested by CGTC and/or its affiliates. Certain fees are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[4]	Amount less than $1 million.
[5]	Based on operations for a period that is less than a full year.
[6]	Class F-2, F-3 and R-6 shares began investment operations on September 1, 2017.
[7]	Amount less than $.01.
[8]	Not annualized.

See notes to financial statements

26	Capital Group Emerging Markets Total Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Group Emerging Markets Total Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Capital Group Emerging Markets Total Opportunities Fund (the “Fund”) as of October 31, 2018, and the related statement of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2017 and the financial highlights for each of the five years in the period then ended ( not presented herein, other than the statement of changes in net assets for the year ended October 31, 2017 and the financial highlights for each of the four years in the period ended October 31, 2017) , were audited by other auditors whose report dated December 19, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

December 18, 2018

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

Capital Group Emerging Markets Total Opportunities Fund	27

Expense example	unaudited

As a fund shareholder, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2018, through October 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-2 and F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	Capital Group Emerging Markets Total Opportunities Fund

	Beginning account value 5/1/2018	Ending account value 10/31/2018	Expenses paid during period*	Annualized expense ratio
Class F-2 – actual return	$1,000.00	$911.79	$5.64	1.17%
Class F-2 – assumed 5% return	1,000.00	1,019.31	5.96	1.17
Class F-3 – actual return	1,000.00	911.87	4.96	1.03
Class F-3 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class R-6 – actual return	1,000.00	911.87	4.77	.99
Class R-6 – assumed 5% return	1,000.00	1,020.21	5.04	.99

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2018:

Foreign taxes	$0.02 per share
Foreign source income	$0.77 per share
Qualified dividend income	$915,000
U.S. government income that may be exempt from state taxation	$67,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

Approval of Capital Research and Management Company as investment adviser

The board approved changing the investment adviser of the Capital Group Emerging Markets Total Opportunities Fund to Capital Research and Management Company (“CRMC”). Accordingly, we anticipate that CGTC’s responsibilities as investment adviser will transition to CRMC. CRMC is an affiliate of CGTC and the individuals managing the fund will not change. Importantly, when the change in adviser is effected, there will be no changes to the investment objectives or strategies of any fund. While we anticipate the change will take place in the second or third quarter of 2019, the investment adviser reserves the right to delay implementation until operationally ready.

Capital Group Emerging Markets Total Opportunities Fund	29

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios overseen by trustee[3]	Other directorships held by trustee[4]
Joseph C. Berenato, 1946 Trustee	2015	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None
Vanessa C. L. Chang, 1952 Chairman of the Board (Independent and Non-Executive)	2015	Former director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
James G. Ellis, 1947 Trustee	2019	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	91	Mercury General Corporation; Former director of Quiksilver, Inc.
Jennifer Feikin, 1968 Trustee	2019	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of California; Former Director, First Descents	10
Pablo R. González Guajardo, 1967 Trustee	2019	CEO, Kimberly-Clark de Mexico, S.A.B. de C.V.	17	America Movil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de Mexico, S.A.B. de C.V.
Leslie Stone Heisz, 1961 Trustee	2019	Former Managing Director, Lazard (retired, 2010); Director, Edwards Lifesciences; Trustee, Public Storage; Director, Kaiser Permanente (California public benefit corporation); Lecturer, UCLA Anderson School of Management	10	Former director, Ingram Micro (technology distributor); Former director, Towers Watson (actuary/benefits consultancy); Former director HCC Insurance (P&C insurer)
William D. Jones, 1955 Trustee	2019	Real estate developer/owner, President and CEO, CitiLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provides commercial asset management services)	18	Sempra Energy

Richard G. Capen, Jr., H. Frederick Christie and Richard G. Newman, founding trustees of the fund, have retired from the board. The trustees thank Ambassador Capen, Mr. Christie and Mr. Newman for their dedication and service to the fund and its shareholders.

Interested trustee5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios overseen by trustee[3]	Other directorships held by trustee[4]
John S. Armour, 1957 President and Trustee	2013	President -- Private Client Services Division, Capital Bank and Trust Company[6]	10	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling your relationship manager at (800) 421-4225, ext. 90. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

30	Capital Group Emerging Markets Total Opportunities Fund

Other officers7

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Shaw B. Wagener, 1959 Senior Vice President	2016	Chairman of the Board, Capital International, Inc.;[6] Partner — Capital International Investors, Capital Research and Management Company;[6] Chairman of the Board, Capital Group International, Inc.;[6] Director, Capital Group Private Markets, Inc.[6]
Timothy W. McHale, 1978 Vice President	2011	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company;[6] Secretary, American Funds Distributors, Inc.[6]
Courtney R. Taylor, 1975 Secretary	2011	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company;[6] Secretary, Capital Guardian Trust Company
Gregory F. Niland, 1971 Treasurer	2014	Vice President — Investment Operations, Capital Research and Management Company[6]
Susan K. Countess, 1966 Assistant Secretary	2012	Associate — Fund Business Management Group, Capital Research and Management Company[6]
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company[6]

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Guardian Trust Company or its affiliates.
[4]	This includes all directorships (other than the fund or other funds managed by Capital Guardian Trust Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company. Unless otherwise noted, all directorships are current.
[5]	The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the Investment Company Act of 1940, on the basis of his or her affiliation with the fund’s investment adviser, Capital Guardian Trust Company, or affiliated entities (including the fund’s principal underwriter).
[6]	Company affiliated with Capital Guardian Trust Company.
[7]	All of the officers listed are officers of one or more of the other funds for which Capital Guardian Trust Company or an affiliate serves as investment adviser.

Capital Group Emerging Markets Total Opportunities Fund	31

Board of trustees and other officers (continued)

Results of special meeting of shareholders

held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date):

6,250,649

Total shares voting on November 28, 2018:

2,587,890 (41.4% of shares outstanding)

The Proposal: To elect board members:

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
John S. Armour	2,587,890	100.0%	0	0.0%
Joseph C. Berenato	2,587,890	100.0	0	0.0
Vanessa C. L. Chang	2,587,890	100.0	0	0.0
James G. Ellis	2,587,890	100.0	0	0.0
Jennifer Feikin	2,587,890	100.0	0	0.0
Pablo R. González Guarjardo	57,493	2.2	2,530,396	97.8
Leslie Stone Heisz	2,587,890	100.0	0	0.0
William D. Jones	2,587,890	100.0	0	0.0

32	Capital Group Emerging Markets Total Opportunities Fund

Office of the fund and of the investment adviser

Capital Guardian Trust Company

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus, which can be obtained from Capital Guardian Trust Company by calling (800) 266-9532 and should be read carefully before investing. Fund shares offered through American Funds Distributors, Inc.

Capital Group Emerging Markets Total Opportunities Fund files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website (www. sec.gov). Additionally, the list of portfolio holdings is available by calling your relationship manager at (800) 266-9532.

The proxy voting procedures and policies of Capital Group Emerging Markets Total Opportunities Fund — which describe how we vote proxies relating to portfolio securities — are available upon request by calling your relationship manager at (800) 266-9532. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC website or by calling your relationship manager.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:

2017	N/A
2018	$52,000

b) Audit-Related Fees:
2017	N/A
2018	None

c) Tax Fees:
2017	N/A
2018	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	N/A
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	N/A
2018	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
Not Applicable

d) All Other Fees:
Not Applicable

The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were N/A for fiscal year 2017 and $0 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the Capital Group Emerging Markets Total Opportunities Fund’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the Capital Group Emerging Markets Total Opportunities Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL GROUP EMERGING MARKETS TOTAL OPPORTUNITIES FUND

By /s/ John S. Armour
John S. Armour, President and Principal Executive Officer

Date: December 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John S. Armour
John S. Armour, President and Principal Executive Officer

Date: December 31, 2018

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: December 31, 2018